                                                                      EXHIBIT 32

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                WITH RESPECT TO THE QUARTERLY REPORT ON FORM 10-Q
                       FOR THE QUARTER ENDED JUNE 30, 2003
                              OF DOVER CORPORATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "COMPANY"), does hereby certify, to such officer's knowledge, that:

      1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "FORM 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    July 30, 2003                         /s/ Thomas L. Reece
                                                -------------------
                                                Thomas L. Reece
                                                Chairman and
                                                Chief Executive Officer

Dated:    July 30, 2003                         /s/ Robert G. Kuhbach
                                                ---------------------
                                                Robert G. Kuhbach
                                                Vice President, Finance & Chief
                                                Financial Officer & Treasurer
                                                (Principal Financial Officer)

      The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.

                                 Page 24 of 24